UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On November 1, 2018, WESCO International, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2018. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A slide presentation to be used by senior management of the Company in connection with its discussions with investors regarding the Company's financial results for the third quarter of 2018 is included in Exhibit 99.2 to this report and is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

Item 8.01	Other Events.
As previously disclosed, on December 7, 2017, the Board of Directors of the Company (the “Board”) approved the repurchase of up to $300 million of the Company’s common stock through December 31, 2020. On October 31, 2018, the Board approved an increase to the authorization from $300 million up to $400 million, inclusive of the $25 million shares purchased to date (leaving an available authorization of up to $375 million), for the purchase of shares of common stock of WESCO International, Inc. on the open market or otherwise for the period commencing on January 1, 2018 and ending on December 31, 2020. The number, price, structure and timing of the repurchases, if any, will be at the Company’s sole discretion, and future repurchases will be evaluated by the Company depending on market conditions, liquidity and other factors. The Board may suspend, modify or terminate this repurchase program at any time without prior notice.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following are furnished as exhibits to this report.
        99.1 Press Release, dated November 1, 2018
        99.2 Slide presentation for investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

November 1, 2018	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer